SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2005

COLOR KINETICS INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50798	04-3391805

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10 Milk Street, Suite 1100, Boston, Massachusetts 02108
(Address of principal executive offices) (Zip Code)

(617) 423-9999
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-99.1 PRESS RELEASE DATED FEBRUARY 3, 2005
EX-99.2 PRESS RELEASE DATED FEBRUARY 3, 2005

Item 2.02    Results of Operations and Financial Condition.

On February 3, 2005, Color Kinetics Incorporated (the “Registrant”) issued a press release announcing its financial results for its fourth quarter ended December 31, 2004. The full text of the press release is attached hereto as Exhibit 99.1 to this Report and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01    Other Events

On February 3, 2005, the Registrant issued a press release announcing that certain executives of the Registrant have entered into 10b5-1 stock trading plans. The full text of the press release is attached hereto as Exhibit 99.2 to this Report and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits

(c) Exhibits

99.1	Press release dated February 3, 2005, announcing financial results for the fourth quarter ended December 31, 2004.

99.2	Press release dated February 3, 2005, announcing that certain executives of the Registrant have entered into 10b5-1 stock trading plans.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLOR KINETICS INCORPORATED

By:	/s/ David K. Johnson
David K. Johnson Chief Financial Officer

Date: February 3, 2005

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated February 3, 2005, announcing financial results for the fourth quarter ended December 31, 2004.

99.2	Press Release dated February 3, 2005, announcing that certain executives have entered into 10b5-1 stock trading plans.

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